UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SCHOLAR ROCK HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SCHOLAR ROCK HOLDING CORPORATION
301 Binney Street, 3rd Floor
Cambridge, MA 02142
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held May 22, 2025
Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation, will be held on May 22, 2025 at 12:00 noon Eastern Time. The Annual Meeting will be held entirely online. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRRK2025 and entering the 16-digit control number included on your proxy card. You will not be able to attend the Annual Meeting in person. The purpose of the Annual Meeting is the following:
1.
To elect three Class I directors to our Board of Directors, each to serve until the 2028 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.
To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and

4.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Scholar Rock Holding Corporation stockholders of record at the close of business on March 26, 2025 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. You can find more information, including information regarding the nominees for election to our Board of Directors, in the accompanying proxy statement.
We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We will mail the Notice of Availability on or about April 11, 2025 and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2024 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.
The Board of Directors recommends that you vote “FOR” of each of proposals one, two, and three as outlined in the accompanying proxy statement.
Your vote is important. Whether or not you are able to attend the meeting online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting online, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card.
By order of the Board of Directors,
Jay T. Backstrom
President and Chief Executive Officer
Cambridge, Massachusetts
April 11, 2025

Page
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SCHOLAR ROCK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	13
PROPOSAL NO. 3 – NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	15
CORPORATE GOVERNANCE	16
DIRECTOR COMPENSATION	22
EXECUTIVE COMPENSATION	25
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40
REPORT OF THE AUDIT COMMITTEE	44
HOUSEHOLDING	45
STOCKHOLDER PROPOSALS	46
OTHER MATTERS	46

SCHOLAR ROCK HOLDING CORPORATION
301 Binney Street, 3rd Floor
Cambridge, MA 02142
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 22, 2025
This proxy statement contains information about the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation, which will be held on May 22, 2025 at 12:00 noon Eastern Time. The Annual Meeting will be held entirely online this year. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRRK2025 and entering the 16-digit control number included on your proxy card. The Board of Directors of Scholar Rock Holding Corporation (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Scholar Rock,” “we,” “us,” and “our” refer to Scholar Rock Holding Corporation. The mailing address of our principal executive offices is Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting (the “Notice”). You may revoke your proxy at any time before it is exercised at the virtual meeting by giving our Corporate Secretary written notice to that effect and as otherwise described in this proxy statement.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2024 first available to stockholders on or around April 11, 2025.
Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2024 Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card, or the voting instruction form.
As permitted by the SEC rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about April 11, 2025 (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials included instructions on how to vote and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on May 22, 2025:
This proxy statement, the Notice of Internet Availability of Proxy Materials and our 2024 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available on the SEC’s website at www.sec.gov.

SCHOLAR ROCK HOLDING CORPORATION
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Who is soliciting my vote?
Scholar Rock’s Board of Directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on March 26, 2025.
How many votes can be cast by all stockholders?
There were 94,860,246 shares of our common stock, par value $0.001 per share, outstanding on March 26, 2025, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of our undesignated preferred stock were outstanding as of March 26, 2025.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
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By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 21, 2025.

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By Internet (before the Annual Meeting).   You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on May 21, 2025.

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By Mail.   You may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Proxy cards submitted by mail must be received no later than by May 21, 2025 to be voted at the Annual Meeting.

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During the Annual Meeting.   You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SRRK2025. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card, or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting.

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By QR Code.   You may vote using your mobile device to scan the QR code on your proxy card. Votes submitted by scanning your QR code must be received no later than 11:59 p.m. Eastern Time on May 21, 2025.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on May 21, 2025, and mailed proxy cards must be received by May 21, 2025 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of Scholar Rock common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

Why is the Annual Meeting a virtual, online meeting?
We believe that hosting a virtual meeting will facilitate shareholder attendance and participation by enabling shareholders to participate from any location around the world and improves our ability to communicate more effectively with our shareholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.
How do I participate in the Virtual Annual Meeting?
We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/SRRK2025 and enter the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. You may begin to log into the meeting platform beginning at 11:45 a.m. Eastern Time on May 22, 2025. The meeting will begin promptly at 12:00 noon Eastern Time on May 22, 2025. We encourage you to access the Annual Meeting before it begins.
Stockholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/SRRK2025. Stockholders may submit questions during the 2025 Meeting using the “Ask a Question” field on the virtual meeting website. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/SRRK2025 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.
How do I ask questions during the Virtual Annual Meeting?
Stockholders may submit questions during the 2025 Meeting using the “Ask a Question” field on the virtual meeting website.
You will need to log in to the virtual meeting through www.virtualshareholdermeeting.com/SRRK2025 with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question during the meeting.
Time has been allocated on the agenda to respond to questions submitted during the 2025 Meeting. Questions we do not answer during the 2025 Meeting will be answered in writing and posted on the Company’s website at investors.scholarrock.com. Please refer to the 2025 Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2025 Meeting at www.virtualshareholdermeeting.com/SRRK2025.
We encourage you to access the 2025 Meeting early. Online check-in will begin approximately 15 minutes before the 12:00 noon Eastern Time start time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.
Where may I find copies of Proxy Materials and the Annual Report?
The Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report are posted on the Company’s website at https://investors.scholarrock.com and at www.proxyvote.com.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on May 21, 2025, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws (“bylaws”) provide that a majority of the outstanding shares entitled to vote, represented at the virtual Annual Meeting or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were 94,860,246 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 47,430,124 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item because it is considered to be a non-routine matter, and has not received voting instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “routine” matters, but will not be allowed to vote your shares with respect to “non-routine” matters. Proposal No. 1, to elect three Class I directors to our Board of Directors, each to serve until the 2028 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal, and Proposal No. 3, to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, are “non-routine” matters. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2, the ratification of the appointment of Ernst & Young LLP, is considered to be a “routine” matter, and your brokerage firm will be able to vote on this proposal even if they do not receive voting instructions from you.
Under our bylaws, directors are elected by a plurality of the votes properly cast on the election of directors. This means that the three (3) director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, “withhold” authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes, if any, will have no effect on the election of the nominees. If nominees are unopposed, election requires only a single “for” vote.
The appointment of the Company’s auditor is approved by the affirmative vote of a majority of the votes properly cast thereon. This means that there must be more “for” votes than “against” votes. You may abstain from voting your shares with respect to this proposal. Abstaining from voting your shares with respect to Proposal 2 will have no effect on the outcome of the vote. Broker “non-votes” will also have no effect on the outcome of the vote. However, we expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal.
The say-on-pay vote is a “non-routine” matter. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For this proposal, a majority of the votes properly cast thereon is required to approve on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
The vote required, and the method of calculation, for each proposal at the Annual Meeting is described below.
Proposal		Vote Required	Discretionary Voting Permitted?
1.	Election of Directors	Plurality	No
2.	Approval of the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm	Majority of votes properly cast	Yes
3.	The advisory, non-binding vote on the compensation of our named executive officers	Majority of votes properly cast	No
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 12, 2025. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the Securities Exchange Commission, or SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after February 25, 2026. Rule 14a-8 proposals must be delivered by mail to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. We also encourage you to submit any such proposals via email to legal@scholarrock.com.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026. Stockholder proposals and the required notice should be addressed to our Secretary at our principal executive offices at the address set forth above.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS
Our Board of Directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II, and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
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the Class I directors are Srinivas Akkaraju, M.D., Ph.D., Jay Backstrom, M.D., M.P.H. and Joshua Reed, and their terms will expire at the Annual Meeting of stockholders to be held this year;

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the Class II directors are David Hallal (Chair), Kristina Burow, Michael Gilman, Ph.D. and Katie Peng and their terms will expire at the Annual Meeting of stockholders to be held in 2026; and

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the Class III directors are Richard Brudnick, Jeffrey S. Flier, M.D. and Akshay Vaishnaw, M.D., Ph.D., and their terms will expire at the Annual Meeting of stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.
Our Board of Directors has nominated Srinivas Akkaraju, M.D., Ph.D., Jay Backstrom, M.D., M.P.H. and Joshua Reed for election as the Class I directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.
Nominees for Election as Class I Directors
The following table identifies our nominees for Class I directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2025.
Name	Positions and Offices Held with Scholar Rock	Director Since	Age
Srinivas Akkaraju, M.D., Ph.D.	Director	2022	57
Jay Backstrom, M.D., M.P.H.	President, Chief Executive Officer and Director	2022	70
Joshua Reed	Director	2021	52
Srinivas Akkaraju, M.D., Ph.D. has served as a director since July 2022. Since March 2017, Dr. Akkaraju has been Managing General Partner at Samsara BioCapital, a firm that he founded. Dr. Akkaraju is a member of the Board of Directors for Alumis, Inc., Mineralys Therapeutics Inc., vTv Therapeutics, Inc., and Inventiva S.A. Dr. Akkaraju previously served as director of Syros Pharmaceuticals, Inc., Chinook Therapeutics, Inc., Intercept Pharmaceuticals, Inc., Jiya Acquisition Corp., Seattle Genetics, Inc., and Principia Biopharma, Inc. Dr. Akkaraju received his M.D. and a Ph.D. in Immunology from Stanford University. He received his undergraduate degrees in Biochemistry and Computer Science from Rice University. Our Board of Directors believes that Dr. Akkaraju’s biotechnology investment experience qualifies him to serve on our Board of Directors.
Jay Backstrom, M.D., M.P.H. has served as a director and our President and Chief Executive Officer since September 2022. Prior to joining Scholar Rock, from December 2019 to December 2021, Dr. Backstrom served as Executive Vice President, Research and Development at Acceleron Pharma, which was acquired by Merck in 2021. Dr. Backstrom previously served as Chief Medical Officer of Celgene Corporation from April 2016 to December 2019, having served in other roles at Celgene from March 2008 to March 2016.

Dr. Backstrom is a member of the Board of Directors for Lava Therapeutics N.V., and Be BioPharma, Inc. Dr. Backstrom previously served as a director of Disc Medicine, Inc. and Autolus Therapeutics PLC. Dr. Backstrom earned his M.D. from Temple University School of Medicine, and holds an M.P.H. From St. Louis University School of Public Health. Our Board of Directors believes that Dr. Backstrom’s extensive scientific experience and his leadership skills qualify him to serve on our Board of Directors.
Joshua Reed has served as a director since March 2021. Mr. Reed previously served as Chief Financial Officer of Omega Therapeutics, Inc., from May 2022 to May 2024, where he was responsible for finance, investor relations, and information technology. From July 2018 until May 2022, Mr. Reed served as Chief Financial Officer of Aldeyra Therapeutics, Inc., where he was responsible for finance, business development, investor relations, compliance, human resources, and information technology. Prior to joining Aldeyra, from June 2016 to July 2018, Mr. Reed served as Vice President and Head of Finance for Bristol-Myers Squibb’s (“BMS”) United States and Puerto Rico operations, a $12 billion business unit. Prior to that, Mr. Reed held roles of increasing responsibility at BMS, including positions in financial planning and analysis, supply chain finance, operations finance, and mergers and acquisitions. Mr. Reed received a B.S. in Finance from Rutgers University and an M.B.A. with concentrations in Finance and Corporate Strategy from the University of Michigan’s Ross School of Business. Our Board of Directors believes that Mr. Reed’s years of pharmaceutical industry, financial operations, strategy, and investment banking experience qualifies him to serve on our Board of Directors.
Vote Required and Board of Directors’ Recommendation
Under our bylaws, directors are elected by a plurality of the votes properly cast on the election of directors. This means that the three (3) director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, “withhold” authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes, if any, will have no effect on the election of the nominees.
The Board of Directors unanimously recommends voting “FOR” the election of Srinivas Akkaraju, M.D., Ph.D., Jay Backstrom, M.D., M.P.H. and Joshua Reed as the Class I directors, each to serve for a three-year term ending at the Annual Meeting of stockholders to be held in 2028 or until their successors have been duly elected and qualified.
Directors Not Standing for Election or Re-Election
The following table and paragraphs identify our directors who are not standing for election or re-election at this year’s Annual Meeting, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2025.
Name	Positions and Offices Held with Scholar Rock	Director Since	Class and Year in Which Term Will Expire	Age
David Hallal	Director	2017	Class II — 2026	58
Kristina Burow	Director	2014	Class II — 2026	51
Michael Gilman, Ph.D.	Director	2013	Class II — 2026	70
Katie Peng	Director	2024	Class II — 2026	54
Richard Brudnick	Director	2022	Class III — 2027	68
Jeffrey S. Flier, M.D., M.P.H.	Director	2022	Class III — 2027	77
Akshay Vaishnaw, M.D., Ph.D.	Director	2021	Class III — 2027	62
Class II Directors
David Hallal has served as the Chairman of our Board of Directors since July 2017. He also serves as the Chairman of the Board of Directors of iTeos Therapeutics SA and as a member of the Board of Directors of Seer Biosciences, Inc. Since December 2017, Mr. Hallal has served as Chairman and Chief Executive Officer of ElevateBio, LLC. From September 2018 until May 2021, Mr. Hallal served as Chairman and Chief Executive Officer of AlloVir, Inc. and since May 2021, serves as its Executive Chairman. Prior to that, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., most recently serving as Chief Executive Officer and a board member. Prior to his role as Chief Executive Officer, Mr. Hallal served Alexion as Chief Operating Officer and a board member as well as Chief Commercial Officer and Head of Commercial Operations. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire. Our Board of Directors believes that Mr. Hallal’s experience as an executive at numerous pharmaceutical companies qualifies him to serve as our Chairman of the Board of Directors.
Kristina Burow has served as a director since August 2014. Ms. Burow is a Managing Director with ARCH Venture Partners and is focused on the creation and development of biotechnology, pharmaceutical and health tech companies. Since joining ARCH in 2002, Ms. Burow has risen from Associate to Managing Director and has played a significant role in the growth of ARCH’s life science portfolio, including multiple public companies exceeding billion dollar valuations. Ms. Burow has participated in and led investments in a number of other ARCH portfolio companies including Erasca, Inc., Dewpoint Therapeutics, Inc., Mindstrong Health, Aledade, Inc., Kura Oncology, Inc., KYTHERA Biopharmaceuticals Inc. (acquired by Allergan), and Ikaria, Inc. (acquired by Mallinckrodt Pharmaceuticals). Prior to joining ARCH, Ms. Burow was an Associate with the Novartis BioVenture Fund in San Diego. As an early employee at the Genomics Institute of the Novartis Research Foundation (GNF), she directed Chemistry Operations and was active in Business Development where she helped create numerous companies as spin-outs from GNF. Ms. Burow is a board member of Neumora Therapeutics, Inc., Beam Therapeutics, Inc., and Boundless Bio, Inc. She is also a board member of several private companies. Ms. Burow previously was a co-founder and board member of Receptos, Inc. (acquired by Celgene) and also previously served as a director of Metacrine, Inc., Vir Biotechnology, Unity Biotechnology, Inc., Gossamer Bio, Inc. and Sienna Biopharmaceuticals, Inc. Ms. Burow holds a M.B.A. from the University of Chicago, a M.A. in Chemistry from Columbia University and a B.S. in Chemistry from the University of California, Berkeley. Our Board of Directors believes that Ms. Burow’s extensive experience investing in biopharmaceutical and biotechnology companies and her experience on Boards of Directors in the medical industry qualifies her to serve on our Board of Directors.
Michael Gilman, Ph.D. has served as a director since November 2013. Mr. Gilman is currently Chief Executive Officer for Arrakis Therapeutics, Inc., a role he has served in since 2016. From October 2016 to April 2019, Mr. Gilman was Chief Executive Officer for Obsidian Therapeutics, Inc. Previously, from 2014 to 2016, Mr. Gilman was Founder and Chief Executive Officer of Padlock Therapeutics, Inc. Mr. Gilman is on the board of directors of several private companies. Mr. Gilman was a postdoctoral fellow with Dr. Robert Weinberg at the Whitehead Institute. He holds a Ph.D. in Biochemistry from University of California, Berkeley, and a S.B. in Life Sciences from the Massachusetts Institute of Technology. Our Board of Directors believes that Mr. Gilman’s extensive experience in the pharmaceuticals industry qualifies him to serve on our Board of Directors.
Katie Peng has served as a director since February 2024. Ms. Peng is currently the Chief Commercial Officer and member of the management team at Denali Therapeutics, a role she has served in since September 2021. From November 2019 to September 2021, Ms. Peng served as Senior Vice President, OMNI Business Unit Head of Genentech, Inc, where she was responsible for the neurology, ophthalmology, immunology, respiratory and rare disease portfolio and from April 2017 to October 2019 she served as Senior Vice President, IMPACT Business Unit Head. Ms. Peng is a member of the Board of Directors for Adicet Bio, Inc. Ms. Peng received a B.A. in Biology from the University of California, Berkeley and an M.B.A. with concentrations in Marketing and Finance from the Kelley School of Business, Indiana University. Our Board of Directors believes that Ms. Peng’s experience as an executive at pharmaceutical companies launching commercial drugs globally qualifies her to serve on our Board of Directors.
Class III Directors
Richard H. Brudnick has served as a director since April 2023. Mr. Brudnick joined Prime Medicine, Inc. in July 2022, and currently serves as Chief Business Officer. Prior to joining Prime Medicine from June 2018 to June 2022, Mr. Brudnick was Chief Business Officer and Head of Strategy for Codiak BioSciences, Inc. From May 2016 to March 2018, Mr. Brudnick was Executive Vice President of Business

Development and Alliance Management at Bioverativ, Inc., and Mr. Brudnick served as Biogen Inc.’s Senior Vice President of Corporate Development from August 2014 until May 2016. Mr. Brudnick is a member of the Board of Directors for InflaRx N.V. Mr. Brudnick previously served as a director of Volition RX Limited. Mr. Brudnick received a B.S. and M.S. in Management Science from the Massachusetts Institute of Technology. Our Board of Directors believes that Mr. Brudnick’s biotechnology leadership experience qualifies him to serve on our Board of Directors.
Jeffrey S. Flier, M.D. has served as a director since October 2016. Since August 2016, Dr. Flier has served as the Higginson Professor of Physiology and Medicine and Harvard University Distinguished Service Professor, and from 2007 to August 2016 served as the twenty-first Dean of the Faculty of Medicine at Harvard University. An elected member of the National Academy of Medicine and a fellow of the American Academy of Arts and Sciences, his many honors include the Eli Lilly Award of the American Diabetes Association, and the Berson Lecture of the American Physiological Society. He was the recipient of the 2005 Banting Medal from the American Diabetes Association, its highest scientific honor. Dr. Flier received his B.S. from City College of New York and his M.D. from Mount Sinai School of Medicine with highest academic honors, and he completed his residency training at Mount Sinai School of Medicine. Our Board of Directors believes that Dr. Flier’s extensive medical and scientific experience and his leadership skills qualify him to serve on our Board of Directors.
Akshay Vaishnaw, M.D., Ph.D. has served as a director since May 2019. Dr. Vaishnaw has been a venture partner at Atlas Venture since March 2024. From September 2023 to December 2024, Dr. Vaishnaw served as Chief Innovation Officer and Member of the Scientific Advisory Board at Alnylam Pharmaceuticals. From January 2022 to September 2023, Dr. Vaishnaw served as President of Alnylam and from March 2018 to January 2022, he served as President R&D. Dr. Vaishnaw also served in various other roles of increasing responsibility at Alnylam since joining in 2006. Dr. Vaishnaw serves on the board of directors for Hemab Inc. since January 2024. Dr. Vaishnaw previously served on the board of directors for Editas Medicine, Inc. He received his M.D. from the University of Wales College of Medicine, U.K., and his Ph.D. from the University of London, U.K., in molecular immunology. He is a Fellow of the Royal College of Physicians, U.K. Our Board of Directors believes that Dr. Vaishnaw’s extensive medical, drug development and business experience, combined with his leadership skills, qualify him to serve on our Board of Directors.
Executive Management
The following table identifies our executive officers and executive team members and sets forth their current positions at Scholar Rock and their ages as of March 31, 2025.
Name	Position Held with Scholar Rock	Officer Since	Age
Executive Officers
Jay Backstrom, M.D., M.P.H.	Chief Executive Officer & President	2022	70
Junlin Ho, J.D.	General Counsel & Corporate Secretary	2021	46
Jing Marantz, M.D., Ph.D.	Chief Medical Officer	2022	60
Erin Moore	Interim Principal Accounting Officer and Interim Principal Financial Officer	2025	50
Caryn Parlavecchio	Chief Human Resources Officer	2021	53
Mo Qatanani, Ph.D.	Chief Scientific Officer	2022	51
Tracey Sacco	Chief Commercial Officer	2023	48
Executive Team Members
Beth Shafer, Ph.D.	Chief Business Officer	2024	46
Lisa Wyman	Chief Technical & Quality Officer	2025	47
Jay Backstrom, M.D., M.P.H. has served as a director and our President and Chief Executive Officer since September 2022. For a description of Dr. Backstrom’s relevant experience, please refer to Dr. Backstrom’s biography contained in the section above entitled “Proposal No. 1: Election of Class I Directors”.

Junlin Ho, J.D. has served as our General Counsel & Corporate Secretary since February 2021. Ms. Ho joined Scholar Rock in March 2018 as our VP, Head of Corporate Legal and served as our SVP, Head of Legal & Corporate Secretary from March 2020 to January 2021. Prior to Scholar Rock, Ms. Ho worked at Foundation Medicine from 2013 to 2018 in roles of increasing responsibility, most recently as Associate General Counsel. Prior to that, Ms. Ho was a corporate attorney in the life sciences practice of Ropes & Gray LLP. Ms. Ho received her B.S. from the Massachusetts Institute of Technology and J.D. from the University of Chicago Law School.
Jing Marantz, M.D., Ph.D. has served as our Chief Medical Officer since November 2022. Prior to joining us, from January 2022 to August 2022, Dr. Marantz served as Chief Business Officer for Krystal Biotech, Inc. after serving on its board for a year. From October 2020 to January 2022, she served as Senior Vice President of Medical Affairs of Acceleron Pharma Inc. until its acquisition by Merck & Co., Inc. From June 2018 to September 2020, she served as Senior Vice President of Medical Affairs at Alnylam Pharmaceuticals. Previously, she held leadership positions at Alexion, Biogen, ARIAD, Millennium Pharmaceuticals, and Strategic Decisions Group across development, medical affairs, business development, and strategy. Dr. Marantz is a member of the Board of Directors for Arcturus Therapeutics, Inc. She received her medical training from Tongji Medical College, a Ph.D. in Biochemistry and Molecular Biology from Medical University of South Carolina, and an M.B.A from the University of California, Berkeley.
Erin Moore has served as our interim Principal Accounting Officer and Interim Principal Financial Officer since March 2025. Ms. Moore joined the Company in October 2018 as Vice President, Finance and Controller, and was promoted to Senior Vice President, Finance in October 2019. She previously served as interim Principal Accounting Officer of the Company from October 2019 to July 2020. Ms. Moore is a Certified Public Accountant and holds a M.S. in Accounting from Bentley College, a M.S. in Environmental Management and Economics from Johns Hopkins University and a B.A. from Clark University.
Caryn Parlavecchio has served as our Chief Human Resources Officer since August 2021. Prior to joining us, she most recently served as Vice President and Chief Human Resources Officer at Holy Name Medical Center from August 2020 to July 2021, where she was a member of the executive team, HR committee, finance committee, and compensation and benefits committees. From 2001 to July 2020, she held various human resource leadership positions at Novartis Pharmaceuticals, including Vice President and Global HR Head, Oncology & Pharma Development, Vice President and Country HR Head, and Vice President, Human Resources Services, North America. She received a M.A. in Counseling Psychology and a B.A. in English, both from Seton Hall University.
Mo Qatanani, Ph.D. has served as our Chief Scientific Officer since January 2024. Dr. Qatanani joined Scholar Rock in September 2021 as our Senior Vice President, Head of Discovery Biology and served as our Senior Vice President, Head of Research from September 2022 to January 2024. Prior to joining us, he was Vice President, and Head of Research at Dyne Therapeutics, Inc. from February 2018 to September 2021. Prior to Dyne, from 2009 to 2014, he held research positions of increasing responsibility at Alexion Pharmaceuticals, Inc., Synageva BioPharma Corp, and Merck & Co., Inc. He holds a Ph.D. in molecular and human genetics from Baylor College of Medicine and completed a post-doctoral fellowship at the University of Pennsylvania School of Medicine. He has a B.Sc. and a M.Sc. in Biology from the American University of Beirut.
Tracey Sacco has served as our Chief Commercial Officer since February 2023. Prior to joining us, she worked at The Nemetz Group, where she served as a consultant from September 2021 to January 2023. From June 2012 to August 2021, she held positions of increasing responsibility at Acceleron Pharma Inc. (acquired by Merck), most recently serving as Senior Vice President, Global Strategic Marketing. Prior to Acceleron from 2005 to 2012, she held roles in commercial strategy and business development at Sanofi (formerly Genzyme), Oscient Pharmaceuticals, and Pfizer. She holds an M.B.A. from New York University Stern School of Business and a B.A. in Economics and Sociology from Boston College.
Beth Shafer, Ph.D. has served as our Chief Business Officer since August 2024. Prior to joining us, she served as a Venture Partner to Mubadala Capital Ventures from October 2023 to the present and as Voyager Therapeutics, Inc.’s Chief Business Officer from August 2023 through January 2024. Her experience also includes being Vice President and Head of R&D Business Development at Takeda Pharmaceuticals, where she led Gastrointestinal & Inflammation, Neuroscience, Drug Discovery Sciences, Externalizations Business

Development groups from December 2018 to July 2023. Previously, Beth held multiple corporate and business development roles of increasing responsibility during her tenures at Takeda, Novartis and Roche. She received her Ph.D. in Neuroscience from University of California, San Diego, her M.Phil. and M.A. in Neuroscience from Columbia University Vagelos College of Physicians and Surgeons, and her B.A. from Rutgers University.
Lisa Wyman has served as our Chief Technical and Quality Officer since January 2025. Prior to joining us, she served as Chief Technical Operations Officer at Generate:Biomedicines from September 2022 to January 2025, where she was a member of the Executive Leadership Team. From January 2019 to September 2022, she held roles of increasing responsibility at Acceleron Pharma Inc. (acquired by Merck), including Senior Vice President of Technical Operations and Quality, and was a member of the Executive Committee from July 2020 until the company’s acquisition by Merck in November 2021. Before joining Acceleron, she held leadership positions at Mersana Therapeutics, Inc., Shire plc, and Boston Scientific Corporation. Ms. Wyman is a member of the Board of Directors for PepGen, Inc. She received a B.S. in Biology from Ithaca College and an M.S. in Engineering Management from Tufts University.
The principal occupation and employment during the past five years of each of our executive officers and executive team members was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and executive team members and any other person or persons pursuant to which he or she is to be selected as an executive officer or executive team member.
There are no material legal proceedings to which any of our executive officers or executive team members are a party adverse to us or our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS SCHOLAR ROCK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
Scholar Rock’s stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young LLP has served as our independent registered accounting firm since 2015.
Stockholder approval is not required to appoint Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. Even if the selection of Ernst & Young LLP is ratified, the audit committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Scholar Rock and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Scholar Rock incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2024 and 2023 (in thousands).
	2024	2023
Audit fees(1)	$866	$827
Audit-related fees(2)	—	—
Tax fees(3)	109	41
All other fees	—	—
Total fees	$975	$868

(1)
Audit fees in 2024 and 2023 consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with our follow-on public offerings, including registration statements, comfort letters and consents.

(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)
Tax fees consist of fees for tax advisory and tax compliance services.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm, which policy became effective as of May 23, 2018. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below. From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Prior to the adoption of this policy, our Board of Directors pre-approved all audit and non-audit services to be performed by our independent registered public accounting firm.

During 2024 and 2023, no services were provided to us by Ernst & Young LLP other than in accordance with the policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
A majority of the votes properly cast FOR this proposal is required to ratify the appointment of our independent public accountant. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal. However, we expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal.
The Board of Directors unanimously recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL NO. 3 — NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Although this is a non-binding advisory vote, because we value the opinion of our stockholders, our Board of Directors and our compensation committee will consider the outcome of the “Say-on-Pay” vote described in this Proposal No. 3 of this proxy statement at the Annual Meeting, as well as feedback received throughout the year, when making compensation determinations for our executive officers in the future.
This vote is not intended to address any specific item of compensation, but rather the overall compensation our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed under the “Executive Compensation” section, the 2024 Summary Compensation Table, and the related narrative disclosure that accompanies the compensation tables contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and are consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Accordingly, we are asking our stockholders to vote for the following resolution:
RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders, the “Executive Compensation,” the 2024 Summary Compensation Table and narrative discussion that accompanies the compensation tables.
This vote is advisory, and therefore not binding on us, the Board of Directors, or our compensation committee. However, our Board of Directors and compensation committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.
Vote Required and Board of Directors’ Recommendation
A majority of the votes properly cast FOR this proposal is required to approve, on an advisory basis, the compensation of our named executive officers. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal.
The Board of Directors unanimously recommends voting “FOR” Proposal No. 3 to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members for recommendations, use of external search firms to assist with identification of director candidates, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, members of the committee and our Board of Directors. The minimum qualifications, qualities and skills that a committee-recommended nominee must satisfy for a position on our Board of Directors are set forth in our corporate governance guidelines, including experience at a strategic or policymaking level, accomplishments in his or her field, being well regarded in the community, having integrity, having sufficient time and availability to devote to the affairs of Scholar Rock, and to the extent such nominee serves or has previously served on other boards, contributions to such boards.
While we have no formal policy regarding board diversity, our nominating and corporate governance committee considers various forms of diversity when evaluating potential candidates, including diversity of backgrounds and personal and professional experiences. Our priority in selection of board members is identification of members with an established record of professional accomplishment, knowledge of our business and understanding of the competitive landscape, and their skills and independence as board members.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board of Directors determines to nominate a stockholder- recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s Board of Directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors has determined that all members of the Board of Directors, except Jay Backstrom, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Backstrom is not an independent director under these rules because he is our President and Chief Executive Officer.
Board Committees
Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science, innovation, and technology committee. Each of these committees operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee, and science, innovation and technology committee is posted on the corporate governance section of our website, https://investors.scholarrock.com/investors-media/corporate-governance.
Audit Committee
Richard Brudnick, Joshua Reed, and Katie Peng serve on the audit committee, which is chaired by Mr. Reed. Our Board of Directors has determined that each member of our current audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has designated Mr. Reed as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2024, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;

•
reviewing quarterly earnings releases;

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reviewing our enterprise risk management framework and major risk exposures, including our cybersecurity risks; and

•
developing and recommending to the Board of Directors a code of business conduct and ethics.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Kristina Burow, Michael Gilman, and David Hallal serve on the compensation committee, which is chaired by Ms. Burow. Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, the compensation committee met four times. The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the Board of Directors corporate goals and objectives relevant to the compensation of our chief executive officer and other executives and employees;

•
evaluating the performance of our chief executive officer in light of the achievement of such corporate goals and objectives and recommending to the Board of Directors the compensation of our chief executive officer;

•
reviewing and approving the compensation of our other executive officers and employees at the level of senior vice president and above;

•
reviewing and establishing our overall management compensation, philosophy, and policy;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
retaining and approving the compensation of any compensation advisors;

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters;

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reviewing our policies and procedures for the grant of equity-based awards;

•
evaluating and making recommendations to the Board of Directors about director compensation;

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;

•
in consultation with the Board of Directors, establishing criteria for, soliciting a firm for, and conducting the search process, for the hiring of our chief executive officer; and

•
reviewing and discussing with the Board of Directors corporate succession plans for our chief executive officer and our other executive officers.

Nominating and Corporate Governance Committee
Jeffrey Flier, David Hallal, and Akshay Vaishnaw serve on the nominating and corporate governance committee, which is chaired by Mr. Hallal. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, the nominating and corporate governance committee met three times. The nominating and corporate governance committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating Board of Director candidates, including nominees recommended by stockholders;

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reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

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identifying individuals qualified to become members of the Board of Directors;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors committees;

•
overseeing the evaluation of our Board of Directors, and

•
developing and recommending to the Board of Directors a set of corporate governance guidelines.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members, other members of the Board of Directors, and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Science, Innovation and Technology Committee
Srinivas Akkaraju, Jeffrey Flier, Michael Gilman, and Akshay Vaishnaw serve on the science, innovation, and technology committee, which is chaired by Dr. Flier. During the fiscal year ended December 31, 2024, the science, innovation, and technology committee met three times. The science, innovation and technology committee’s responsibilities include:
•
providing a general oversight function regarding our research and development activities;

•
providing recommendations to our Board of Directors and us regarding our long-term strategic goals and objectives related to our research and development programs;

•
providing recommendations regarding key discovery and development strategies to align with our business needs; and

•
providing feedback to the Board of Directors and to our research and development functions.

Board and Committee Meetings Attendance
The full Board of Directors met eight times during 2024. During 2024, each member of the Board of Directors attended in person or participated by teleconference in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Our directors are expected to participate in the virtual Annual Meeting unless they have a conflict that cannot be resolved. Present at the Annual Meeting of Stockholders in 2024 were all of our then eleven directors.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales, derivative transactions, or any hedging transactions with respect to our stock by our executive officers, directors, employees and certain designated consultants and contractors, whether made directly or indirectly. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership. It is our policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.scholarrock.com/investors-media/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight, of management. Our Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through the audit committee, has responsibility for the oversight of enterprise risk management, including cybersecurity risk.
The role of the Board of Directors in overseeing the management of our enterprise risk is conducted primarily through the audit committee of the Board of Directors, as disclosed in the description of the audit committee above and in the charter of the audit committee. The audit committee discusses with management our enterprise risk exposures, their potential impact on us, and the steps we take to manage them. The chairman of the audit committee reports on the discussion to the full Board of Directors during the committee reports portion of the next Board of Directors meeting. This enables the Board of Directors and its audit committee to coordinate the enterprise risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Scholar Rock
Any interested party with concerns about our company may report such concerns to the Board of Directors or any member of the Board of Directors, by submitting a written communication to the attention of such director at the following address:
c/o Scholar Rock Holding Corporation
301 Binney Street, 3rd Floor
Cambridge, MA 02142
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to Scholar Rock’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Scholar Rock’s legal counsel, with independent advisors, with non-management directors, or with Scholar Rock’s management, or may take other action or no action as the director determines in good faith is necessary, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Scholar Rock regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Scholar Rock has also established a toll-free telephone number for the reporting of such activity, which is 1-866-352-1896.

DIRECTOR COMPENSATION
The table below shows all compensation paid to our non-employee directors during 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Stock Awards ($)(2)(3)	Total ($)
David Hallal	175,732	112,257	112,860	400,849
Srinivas Akkaraju, M.D., Ph.D.	51,140(4)	112,257	112,860	276,257
Richard Brudnick	53,640	112,257	112,860	278,757
Kristina Burow	57,824	112,257	112,860	282,941
Jeffrey S. Flier, M.D.	63,640	112,257	112,860	288,757
Michael Gilman, Ph.D.	58,232	112,257	112,860	283,349
Amir Nashat, Sc.D.	25,687(5)	—	—	25,687
Katie Peng	43,805	439,866(6)	435,166(6)	918,837
Joshua Reed	63,640	112,257	112,860	288,757
Akshay Vaishnaw, M.D., Ph.D.	56,140	112,257	112,860	281,257

(1)
Amounts reported represent cash retainer payments made pursuant to our Non-Employee Director Compensation Policy for services performed during the period from January 1, 2024 through December 31, 2024.

(2)
Amounts reported reflect the aggregate grant date fair value of option awards granted during 2024 calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 10 to our financial statements for the year ended December 31, 2024. These amounts do not correspond to the actual value that may be recognized by the named director upon vesting or exercise of such awards.

(3)
As of December 31, 2024, each director held options to purchase shares of the Company’s common stock and outstanding restricted stock units as follows:

Name	Number of Shares Underlying Options	Number of Restricted Shares
David Hallal	265,198	13,500
Srinivas Akkaraju, M.D., Ph.D.	110,000	13,500
Richard Brudnick	74,000	13,500
Kristina Burow	133,274	13,500
Jeffrey S. Flier, M.D.	138,089	13,500
Michael Gilman, Ph.D.	148,588	13,500
Amir Nashat, Sc.D.	—	—
Katie Peng	41,767	23,874
Joshua Reed	97,600	13,500
Akshay Vaishnaw, M.D., Ph.D.	138,429	13,500

(4)
Dr. Akkaraju earned cash compensation under our Non-Employee Director Compensation Policy, which was paid directly to Dr. Akkaraju’s employer.

(5)
Mr. Nashat earned cash compensation during the period January 1, 2024 through June 27, 2024 under our Non-Employee Director Compensation Policy, which was paid directly to Mr. Nashat’s employer. Mr. Nashat stepped down from the Board of Directors in June 2024.

(6)
Ms. Peng joined the Board of Directors in February 2024. Following her election to the board of directors, Ms. Peng received an option to purchase 35,767 shares and 26,825 restricted stock units in

April 2024, in accordance with the terms of the Non-Employee Director Compensation Policy. Additionally, Ms. Peng received an option to purchase 6,000 shares and 4,500 restricted stock units in June 2024, in accordance with the terms of the Non-Employee Director Compensation Policy. The grant date fair value of each award reflects the share price on the date of each respective grant.
Under our Non-Employee Director Compensation Policy, as amended from time to time, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee of the Board of Directors on which the director serves as a member. In addition, each non-employee director elected or appointed to our Board of Directors is granted an equity award following such director’s election or appointment to the Board of Directors and at each of our annual shareholder meetings (other than a director who was appointed or elected to our Board of Directors within three months prior to such annual meeting), subject to certain vesting conditions, provided the director continues to serve on our Board of Directors on the applicable vesting date. Our Non-Employee Director Compensation Policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Non-employee director compensation under this policy is reviewed by our compensation committee on a regular basis and the compensation committee engages a compensation consultant to assist the compensation committee in its review. Any changes to non-employee director compensation are reviewed and approved by our Board of Directors.
Cash retainer fees to directors are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board of Directors or a particular committee. As of December 31, 2024, the fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:
2024 Annual Retainer
Board of Directors:
Nonemployee member	$45,000*
Additional fee for Non-Executive Chair of the Board	$115,000
Audit Committee:
Member	$10,000
Additional fee for Chair	$10,000
Compensation Committee:
Member	$7,500*
Additional fee for Chair	$7,500*
Nominating and Corporate Governance Committee:
Member	$5,000
Additional fee for Chair	$5,000
Science, Innovation and Technology Committee:
Member	$7,500
Additional fee for Chair	$7,500

*
On April 9, 2024, our Non-Employee Director Compensation Policy was revised to increase the Board Member retainer from $40,000 to $45,000, to increase Compensation Committee Member retainer from $6,000 to $7,500, and to increase the Compensation Committee Chair additional cash retainer from $6,000 to $7,500.

In addition, each non-employee director elected or appointed to our Board of Directors is granted a one-time equity award (the “Initial Equity Grant”) upon such director’s election or appointment to the Board of Directors, which vests monthly over three years, subject to continued service through such vesting dates. Through March 31, 2024, the Initial Equity Grant with respect to newly-appointed directors was an option to purchase 72,000 shares of our common stock. On April 9, 2024, our Non-Employee Director

Compensation Policy was revised to adjust the equity mix from 100% stock options to a mix of stock options and restricted stock units. Under the revised policy, newly elected directors receive an option to purchase 36,000 shares of common stock and 27,000 restricted stock units, provided that the total value of the Initial Equity Grant does not exceed $800,000 in the aggregate at the time of grant.
On the date of each annual meeting of stockholders of our company, each non-employee director (other than a director who was appointed or elected to the Board of Directors within three months prior to such annual meeting) is granted an equity award (the “Annual Equity Grant”), which vests in full on the earlier to occur of the first anniversary of the date of grant or the next scheduled annual meeting, subject to continued service as a director through such vesting date. On April 9, 2024 our Non-Employee Director Compensation Policy was revised to provide that the Annual Equity Grant shall be comprised of an option to purchase 18,000 shares of common stock and 13,500 restricted stock units, provided that the total value of this Annual Equity Grant does not exceed $400,000 in the aggregate at the time of grant.
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of Director and committee meetings.

EXECUTIVE COMPENSATION
Our named executive officers (NEOs) for the year ended December 31, 2024 are the following individuals:
•
Jay Backstrom, our President and Chief Executive Officer;

•
Jing Marantz, our Chief Medical Officer; and

•
Mo Qatanani, our Chief Scientific Officer.

Summary Compensation Table for Fiscal 2024
The following table presents the compensation awarded to, earned by or paid to (i) each individual who served as our principal executive officer (PEO) during the fiscal year ended December 31, 2024 and (ii) the two most highly-compensated executive officers (other than the principal executive officer) who were serving as executive officers on December 31, 2024. The following table also presents information regarding the compensation awarded to, earned by, and paid to each such individual during the fiscal year ended December 31, 2024, to the extent he or she was a named executive officer for such year.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Award ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jay Backstrom, M.D., M.P.H. President, and Chief Executive Officer	2024	649,500	3,374,989	3,457,723	487,500	22,221(4)	7,991,933
	2023	623,538	1,500,000	1,540,180	430,560	17,575	4,111,853
Jing Marantz, Chief Medical Officer	2024	492,461	1,147,466	1,175,649	246,500	16,224(4)	3,078,300
Mo Qatanani, Chief Scientific Officer	2024	458,769	1,113,762	1,141,037	230,000	15,912(4)	2,959,480

(1)
Except as set forth below, the amounts reported reflect the aggregate grant date fair value of restricted stock units or option awards granted during the year calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For information regarding assumptions underlying the valuation of this stock award, see Note 10 to our financial statements for the year ended December 31, 2024.

(2)
Amounts reflect the actual cash incentive bonuses received by our named executive officers for performance of services in 2024 and 2023, as indicated, and were paid in the subsequent year. Bonuses were based upon achievement of corporate performance goals as determined by the Board of Directors.

(3)
Amounts consist of group term life insurance and long-term disability, HSA contributions, parking benefits and bonuses to recognize birthdays and similar events.

(4)
Includes $10,350 in matching 401(k) plan contributions.

Narrative Disclosure to 2024 Summary Compensation Table
Our executive compensation program consists of a combination of base salary, non-equity incentive compensation, and long-term equity incentives. The program is structured under the consideration of compensation levels for comparable positions at peer companies, historical compensation levels for individual executives, individual executive performance, criticality of role, achievement of corporate objectives, and other relevant considerations.
Our compensation committee is primarily responsible for determining the compensation of all employees at or above the level of senior vice president (“Executives”). The compensation committee reviews all aspects of compensation, including base salary, non-equity incentive compensation, long-term equity incentives, severance benefits, and other forms of compensation. The compensation committee has authority to review and approve the compensation for all Executives, other than the chief executive officer, whose compensation it recommends to the Board of Directors for approval.
The compensation committee engaged Pay Governance as an independent compensation consultant to assist in the design of our executive compensation program and in making compensation decisions for our Executives during the fiscal year ended December 31, 2024. Pay Governance reported directly to the compensation committee. In accordance with Nasdaq listing standards, the compensation committee has assessed the independence of Pay Governance and concluded that its engagement presents no conflict of interest.
Role of Market Data
To evaluate the competitiveness of our executive compensation program, the compensation committee reviews and considers the compensation levels and practices among a designated peer group of similarly situated companies. This peer group consists of publicly-traded biotechnology and pharmaceutical companies that are generally in late-stage clinical development or the commercial stage and are comparable to us in terms of market capitalization and employee headcount. The compensation committee conducts an annual review of the peer group and makes adjustments to our peer group, if necessary, to reflect changes in both our business and that of our peers.
To determine the composition of the peer group for 2024, the compensation committee considered, among other items, the following criteria:
•
publicly-traded biotechnology and pharmaceutical companies headquartered in the United States;

•
a mix of companies with late-stage clinical development programs or early commercial programs;

•
market capitalization and headcount levels such that we are generally positioned around median; and

•
other quantitative or qualitative metrics that are generally comparable to us.

This analysis resulted in the selection of the following peer group, which was used to assess competitive compensation levels and design for comparable positions in the market for 2024 and to assist the compensation committee in its review of compensation of our Executives in 2024.
2024 Compensation Peer Group
Agios Pharmaceuticals, Inc.	Crinetics Pharmaceuticals, Inc.	Revolution Medicines, Inc.
Apellis Pharmaceuticals, Inc.	Denali Therapeutics Inc.	Rhythm Pharmaceuticals, Inc.
Arrowhead Pharmaceuticals, Inc.	Dyne Therapeutics, Inc.	Sarepta Therapeutics, Inc.
Avidity Biosciences, Inc.	Intra-Cellular Therapies, Inc.	SpringWorks Therapeutics, Inc.
Axsome Therapeutics, Inc.	Krystal Biotech, Inc.	Ultragenyx Pharmaceutical Inc.
Biohaven Ltd.	Madrigal Pharmaceuticals, Inc.	Vaxcyte, Inc.
Blueprint Medicines Corporation	Nuvalent, Inc.
BridgeBio Pharma, Inc.	PTC Therapeutics, Inc.
Base Salary
Each Executive’s base salary is a fixed component of annual compensation, established or recommended by the compensation committee, reflecting each individual’s role, responsibilities, skills, and experience. Executive base salaries are reviewed annually, with adjustments made based on the achievement of corporate objectives, the individual’s contributions to the Company during the previous year, and a competitive analysis of compensation for similar positions at our peer companies.
In January 2024, the compensation committee reviewed and approved the base salaries of our Executives, other than our chief executive officer, whose base salary was reviewed separately by the Board of Directors based upon the recommendation of the compensation committee. In making determination base salaries for 2024, the Board of Directors and compensation committee reviewed market data provided by Pay Governance, the current compensation levels of our Executives, and the Company’s 2023 performance. The 2024 annual base salaries below were effective as of January 1, 2024. The table below reflects the annual base salaries in effect in 2023 and 2024:
Named Executive Officer	2023 Base Salary ($)	2024 Base Salary ($)	Percentage Increase
Jay Backstrom	624,000	650,000	4.2%
Jing Marantz	465,000	493,000	6.0%
Mo Qatanani	396,000	460,000	16.2%(1)

(1)
Mr. Qatanani’s 2024 base salary is also reflective of an increase in connection with his promotion to Chief Scientific Officer in January 2024.

Non-Equity Incentive Compensation
We provide non-equity incentive compensation to our Executives through our annual bonus program. Our annual bonus program is intended to reward our named executive officers for achieving corporate performance goals for a fiscal year. The 2024 target annual bonus for each of our named executive officers is expressed as a pro rata percentage of the named executive officers’ respective annual base salary specified below:
Named Executive Officer	2024 Target Bonus (% of Base Salary)
Jay Backstrom	60%
Jing Marantz	40%
Mo Qatanani	40%
The actual cash incentive bonus determined or recommended by the compensation committee for our chief executive officer is based 100% on the achievement of our corporate goals as determined by our Board of Directors, and for our other named executive officers is 85% based on the achievement of our corporate goals and 15% on individual performance. The amounts earned under our annual performance-based cash bonus plan with respect to 2024 are reported under the “Non-Equity Incentive Compensation” column in the 2024 Summary Compensation Table above.
Long-Term Equity Incentives
We believe that equity grants align the interests of our Executives with those of our stockholders, particularly in the case of stock option awards — which are common in our industry and among our peers — as they only provide value to the holder with appreciation in shareholder value.
In January 2024, our compensation committee approved the grant of stock option awards and restricted stock unit awards to each of our named executive officers, with both awards subject to time-based vesting. The amounts granted were based in part on individual performance and the achievement of our corporate goals, as well as reviewing data on equity awards granted to individuals in similar positions at other companies. The compensation committee believes that this deliberate mix of equity ensures that a substantial component of compensation for our named executive officers remains tied to stock price performance through stock options, while promoting retention through restricted stock units. The compensation committee will continue to evaluate its long-term incentive strategy and may adjust the award mix or introduce different structures, including performance-based equity, as part of the Company’s overall compensation strategy.
Outstanding Equity Awards at 2024 Fiscal Year End Table
The following table presents information regarding all outstanding equity awards held by each of our named executive officers on December 31, 2024.

		Option Awards				Stock Awards
Name and Principal Position(9)	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares that Have not Vested ($)(1)
Jay Backstrom, M.D., M.P.H. President, and Chief Executive Officer	9/20/2022(2)	562,500	437,500	$8.85	9/20/2032
	2/13/2023(3)	87,500	112,500	$10.00	2/13/2033
	2/13/2023(4)					112,500	$4,862,250
	2/12/2024(5)	53,571	232,144	$15.75	2/12/2034
	2/12/2024(6)					214,285	$9,261,398
Jing Marantz Chief Medical Officer	11/14/2022(7)	5,000	125,000	$8.59	11/14/2032
	2/12/2024(5)	18,214	78,931	$15.75	2/12/2034
	2/12/2024(6)					72,855	$3,148,793
Mo Qatanani, Chief Scientific Officer	10/26/2021(8)	56,875	13,125	$26.05	10/26/2031
	10/26/2021(9)					5,250	$226,905
	2/14/2022(10)	15,468	7,032	$18.08	2/14/2032
	2/14/2022(11)					11,250	$486,225
	6/16/2022(12)	18,687	3,738	$4.86	6/16/2032
	6/16/2022(13)					7,475	$323,070
	10/10/2022(14)	2,562	2,563	$7.62	10/10/2032
	10/10/2022(15)					2,563	$110,773
	2/13/2023(3)	11,250	25,313	$10.00	2/13/2033
	2/13/2023(4)					25,313	$1,094,028
	2/12/2024(5)	17,678	76,607	$15.75	2/12/2034
	2/12/2024(6)					70,715	$3,056,302

(1)
The market value of unvested shares of RSUs is based on $43.22, the closing market price of our common stock on December 31, 2024.

(2)
Shares under this option vested 25% on September 20, 2023, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(3)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters, with the first quarterly amount vesting on April 1, 2023.

(4)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on February 15, 2024.

(5)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters, with the first quarterly amount vesting on April 1, 2024.

(6)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on January 15, 2025.

(7)
Shares under this option vested 25% on November 9, 2023, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(8)
Shares under this option vested 25% on September 30, 2022, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(9)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on September 15, 2022.

(10)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on April 1, 2022.

(11)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on January 15, 2023.

(12)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 12 quarters with the first quarterly amount vesting on September 16, 2022.

(13)
RSU award vests in equal annual installments for a period of 3 years with the first annual vesting on June 15, 2023.

(14)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on January 5, 2023.

(15)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on September 15, 2023.

Employment arrangements with our named executive officers
Jay Backstrom, M.D., M.P.H.
We entered into an employment agreement with Dr. Backstrom on September 19, 2022, effective upon Dr. Backstrom’s first day of employment at the Company, which occurred on September 19, 2022, pursuant to which Dr. Backstrom is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Dr. Backstrom is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 1.5 times his annual base salary if such termination occurs within 3 months prior to or 18 months following such “change in control,” plus 1.5 times his average incentive compensation he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Dr. Backstrom had he remained employed with us for up to (x) 12 months following termination if such termination is not in connection with a “change in control” or (y) 18 months if such termination is in connection with a “change in control”. In addition, if Dr. Backstrom is terminated by us without “cause” or he resigns for “good reason,” 12 months of all stock options and other stock-based awards that are subject to solely time-based vesting held by Dr. Backstrom will accelerate and vest immediately and, if such termination occurs within 3 months prior to or 18 months following a “change in control,” all stock options and other stock-based awards that are subject to solely time-based vesting held by Dr. Backstrom will accelerate and vest immediately.
Jing Marantz
We entered into an employment agreement with Dr. Marantz on November 7, 2022, effective upon Dr. Marantz’s first day of employment at Scholar Rock, which occurred on November 9, 2022, pursuant to which Dr. Marantz is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of her performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Dr. Marantz is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that her employment is terminated by us without “cause” or by her for “good reason,” subject to the execution and effectiveness of a separation agreement and release, she will be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurs within 18 months following such “change in control,” plus 1.0 times her annual target bonus she would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for her and her immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Dr. Marantz had she remained employed with us for up to (x) 9 months following termination if such termination is not in connection with a “change in control” or (y) 12 months if such termination is in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Dr. Marantz is terminated by us without “cause” or she resigns for

“good reason,” all time-based stock options and other time-based stock-based awards held by Dr. Marantz will accelerate and vest immediately.
Mo Qatanani
We entered into an employment agreement with Dr. Qatanani on September 4, 2021, and further amended, effective upon Dr. Qatanani’s first day of employment at Scholar Rock, which occurred on September 30, 2021, pursuant to which Dr. Qatanani is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Dr. Qatanani is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurs within 18 months following such “change in control,” plus 1.0 times his annual target bonus he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Dr. Qatanani had he remained employed with us for up to (x) 9 months following termination if such termination is not in connection with a “change in control” or (y) 12 months if such termination is in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Dr. Qatanani is terminated by us without “cause” or he resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Dr. Qatanani will accelerate and vest immediately.
Additional Narrative Disclosure
401(k) Savings Plan.   We maintain the Scholar Rock Holding Corporation 401(k) Plan, a tax-qualified retirement plan for our employees. Our 401(k) plan is intended to qualify under Section 401(k) of the Code so that contributions to our 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from our 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to our 401(k) plan. The Company matches 50% of an employee’s contribution to the employee’s 401(k) up to 6% of the employee’s base salary.
Health and Welfare Benefits.   All of our full-time employees, including our named executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our named executive officers. We also provide all employees, including the named executive officers, paid time off benefits including, vacation, sick time, and holidays, as well as the option for a flexible spending account plan. We do not sponsor any non-qualified defined benefit plans for any of our employees or executives.
Equity Grant Timing
We grant our annual equity awards during the first calendar quarter of the year, following a pre-scheduled meeting of the board or compensation committee. In addition, new hires receive equity awards on the second Monday of the month following their employment commencement. During 2024, our board and compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
The following table presents information regarding stock options issued to our NEOs during 2024 in any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that disclosed material nonpublic information:

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award
Percentage Change in the
Closing Market Price of the
Securities Underlying the
Award Between the Trading
Day Ending Immediately
Prior to the Disclosure of
Material Non-Public
Information and the Trading
Day Beginning Immediately
Following the Disclosure of
Material Non-Public
Information

Jay T. Backstrom	2/12/2024	285,715	$15.75	$12.10	2.3871%(1)
Mo Qatanani	2/12/2024	94,285	$15.75	$12.10	2.3871%(2)
Jing L. Marantz	2/12/2024	97,145	$15.75	$12.10	2.3871%(3)

(1)
Based on closing prices of the Company’s common stock of $15.50 on February 14, 2024 and $15.87 on February 16, 2024.

(2)
Based on closing prices of the Company’s common stock of $15.50 on February 14, 2024 and $15.87 on February 16, 2024.

(3)
Based on closing prices of the Company’s common stock of $15.50 on February 14, 2024 and $15.87 on February 16, 2024.

Compensation Risk Assessment
We believe that although a portion of the compensation provided to our Executives is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our Executives to remain focused on both short-term strategic goals by providing non-equity incentive compensation and long-term strategic goals by providing long-term equity incentives. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
No Hedging and Pledging
Our insider trading policy prohibits employees, officers and directors from engaging in any hedging or monetization transactions or similar arrangements (including transactions involving zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds) that are designed to hedge or speculate on any change in the market value of our securities. It also explicitly prohibits employees, officers and directors from effecting short sales of our securities, which are inherently speculative in nature and contrary to the best interests of the Company and our shareholders. Our insider trading policy also prohibits employees, officers and directors from buying or selling puts or calls or other derivative securities on our securities and from pledging our securities as collateral for a loan or holding our securities in a margin account.
Compensation Recovery Policy
Our board of directors adopted a Compensation Recovery Policy adopted as of November 28, 2023 (the “Compensation Recovery Policy”), in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The Compensation Recovery Policy has been filed as Exhibit 97 to Scholar Rock’s Annual Report on Form 10-K for the year ended December 31, 2024. At no time during or after the year ended December 31, 2024, was the Company required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Compensation Recovery Policy, nor was there, on December 31, 2024, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.
Equity Compensation Plan Information
The following table summarizes the Company’s equity compensation plan information as of December 31, 2024.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	8,349,147	$16.72(2)	4,011,565(3)
Equity compensation plans not approved by security holders(4)	3,607,447	$11.84(2)	1,117,137
Total	11,956,594		5,128,702

(1)
Includes the Company’s 2017 Stock Option and Incentive Plan, 2018 Stock Option and Incentive Plan and 2018 ESPP.

(2)
The weighted average exercise price is calculated based solely on outstanding stock options.

(3)
As of December 31, 2024, a total of 1,814,874 shares of our common stock have been reserved for issuance pursuant to the 2018 Stock Option and Incentive Plan. The 2018 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2018 Stock Option and Incentive Plan and the 2017 Stock Option and Incentive Plan will be added back to the shares of common stock available for issuance under the 2018 Stock Option and Incentive Plan. The Company no longer makes grants under the 2017 Stock Option and Incentive Plan. As of December 31, 2024, a total of 2,196,691 shares of our common stock have been reserved for issuance pursuant to the 2018 ESPP. The 2018 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by the lesser of 353,614 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

(4)
This includes the 2022 Inducement Plan. The 2022 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2022 Inducement Plan may only be made to a newly hired employee who has not previously been an employee or director of the Company or any subsidiary, or following a bona fide period of non-employment by the Company or subsidiary, if that individual is granted such award in connection with their commencement of employment with the Company or a subsidiary and such grant is an inducement material to their entering into employment with the Company or such subsidiary.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K). In October 2022, our Interim CEO, Nagesh Mahanthappa (referred to in the tables below as “PEO 2”) resigned and Jay Backstrom (referred to in the tables below as “PEO 1”) was appointed as our new CEO. We provide compensation actually paid for both CEOs during the covered years in the following tables.
Pay-Versus-Performance Table
Year	Summary Compensation Table Total for PEO 1(1)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 1(2)	Compensation Actually Paid to PEO 2(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:	Net Income(6) (in millions)
							Total Shareholder Return(5)
(a)	(b1)	(b2)	(c1)	(c2)	(d)	(e)	(f)	(h)
2024	7,991,933	N/A	35,208,138	N/A	3,018,890	9,289,804	$173.99	$-246
2023	4,111,853	N/A	10,538,048	N/A	2,159,711	4,201,772	$75.68	$-166
2022	7,076,259	2,843,861	7,176,759	371,625	2,775,071	465,624	$36.43	$-135

(1)
The dollar amounts reported in columns (b1) and (b2) represent the amount of total compensation reported for Jay Backstrom (“PEO 1”) and Nagesh Mahanthappa (“PEO 2”) (collectively, our “PEOs”) for each corresponding covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable fiscal year.

(2)
The Compensation Actually Paid to our PEOs reflects the following adjustments required by applicable SEC rules from total compensation reported in the Summary Compensation Table:

PEO 1		2022	2023	2024
Summary Compensation Table – Total Compensation	(a)	7,076,259	4,111,853	7,991,933
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	6,809,500	3,040,180	6,832,712
+ Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	6,910,000	4,963,000	17,479,474
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	—	4,347,500	15,872,125
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	221,500	446,068

PEO 1		2022	2023	2024
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	—	-65,625	251,250
- Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—	—
= Compensation Actually Paid		7,176,759	10,538,048	35,208,138
PEO 2		2022
Summary Compensation Table – Total Compensation	(a)	2,843,861
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	2,291,650
+ Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	1,048,875
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	-557,600
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	259,250
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	-931,111
- Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—
= Compensation Actually Paid		371,625
For purposes of the adjustments to determine “Compensation Actually Paid”, we computed the fair value of equity awards in accordance with ASC 718. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)
The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our named executive officers (collectively, our “NEOs”) as a group (excluding our PEOs) for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable fiscal year. The NEOs (excluding our PEOs) for fiscal year 2024 are Jing Marantz and Mo Qatanani and for fiscal year 2023 are Edward Myles and Tracey Sacco and for fiscal year 2022 are Edward Myles, Junlin Ho and Gregory Carven, our former Chief Scientific Officer.

(4)
The Compensation Actually Paid to our NEOs (excluding PEOs) on average reflects the following adjustments required by applicable SEC rules from total compensation reported in the Summary Compensation Table:

NEO Average		2022	2023	2024
Summary Compensation Table – Total Compensation	(a)	2,775,071	2,159,711	3,018,890
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	2,239,510	1,512,390	2,288,957
+ Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	1,450,236	2,538,727	5,855,631
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	-1,118,826	956,242	2,700,400
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	109,216	47,067	149,427
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	510,564	12,415	-145,587
- Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year		—	—	—
= Compensation Actually Paid		465,624	4,201,772	9,289,804
For purposes of the adjustments to determine “Compensation Actually Paid”, we computed the fair value of equity awards in accordance with ASC 718. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(5)
Total shareholder return is calculated by assuming that a $100 investment was made on the close of trading on December 31, 2021. Our company did not pay any dividends during fiscal years 2022, 2023 and 2024.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of the Information Presented in the Pay Versus Performance Table
Compensation Actually Paid and Company TSR
As discussed above, we use a combination of short-term cash incentive compensation opportunities for our Executives, in the form of annual cash bonuses to incentivize and award delivery of the Company’s strategy and corporate objectives, and long-term equity incentive compensation consisting of stock options and restricted stock units. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Compensation Actually Paid and Net Income
Because we are not a commercial-stage company, we did not have any revenue during the years ending 2024 and 2023 and the revenue in 2022 was associated with a collaboration arrangement. Consequently, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2023 and 2024) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
2024 Registered Offering
In October 2024, we completed an underwritten offering pursuant to which we issued and sold an aggregate of: (i) 11,858,408 shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”) and (ii) pre-funded warrants (the “Pre-funded Warrants”) to purchase up to 353,983 shares of Common Stock. The offering price per Share was $28.25 and the offering price per Pre-funded Warrant was $28.2499. The following table sets forth the number of shares of common stock purchased in this underwritten offering by our directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such Securities:
Name	Shares of Common Stock	Total Purchase Price
Entities Affiliated with FMR LLC(4)	2,037,272	$57,552,934
Entities Affiliated with T. Rowe Price Associates, Inc.(5)	269,412	$7,610,889
Entities Affiliated with Redmile Group, LLC(6)	176,991	$4,999,996
Total		$70,163,819
2023 Registered Offering
In October 2023, we completed an underwritten offering pursuant to which we sold an aggregate of 14,270,074 shares of our common stock. The offering price of these shares was $6.85 per share. The following table sets forth the number of shares of common stock purchased in this registered offering by our directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such common stock:
Name	Shares of Common Stock	Total Purchase Price
Orbimed Advisors LLC(1)	4,500,000	$30,825,000.00
Invus Public Equities, L.P.(2)	2,189,781	$14,999,999.85
Samsara BioCapital, L.P.(3)	2,189,781	$14,999,999.85
Entities Affiliated with FMR LLC(4)	865,902	$5,931,428.70
Entities Affiliated with T. Rowe Price Associates, Inc.(5)	865,573	$5,929,175.05
Entities Affiliated with Redmile Group, LLC(6)	729,927	$4,999,999.95
Total	11,340,964	$77,685,603.40

(1)
Funds affiliated with Orbimed Advisors LLC are holders of five percent or more of our capital stock.

(2)
Funds affiliated with Invus Public Equities, L.P. are holders of five percent or more of our capital stock.

(3)
Funds affiliated with Samsara BioCapital, L.P. are holders of five percent or more of our capital stock. Srinivas Akkaraju is affiliated with Samsara BioCapital, L.P. and is a member of our board of directors.

(4)
FMR LLC is a holder of five percent or more of our capital stock.

(5)
Certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc. are holders of five percent or more of our capital stock.

(6)
Funds affiliated with Redmile Group, LLC are holders of five percent or more of our capital stock.

Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for the following:
•
any breach of their duty of loyalty to our company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
for our directors, unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law;

•
for our officers, any derivative action by or in the right of the corporation; or

•
any transaction from which a director derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.
Related Person Transaction Policy
In May 2018, our Board of Directors adopted a written related person transactions policy providing that transactions with our directors, officers, and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest and in which the aggregate amount involved exceeds or may be expected to exceed $120,000 annually, subject to certain exceptions. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the related-party transaction; and

•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 26, 2025 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 94,860,246 shares of our common stock outstanding as of March 26, 2025.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 26, 2025 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage(1)
5% Stockholders:
Blackrock, Inc.(2)	7,172,370	7.6%
FMR LLC(3)	14,114,029	14.8%
Invus Public Equities, L.P.(4)	10,825,013	11.2%
Entities affiliated with Redmile Group, LLC(5)	9,885,124	9.9%
Samsara BioCapital, L.P.(6)	6,677,700	7.0%
T. Rowe Price Associates, Inc.(7)	9,741,465	10.2%
The Vanguard Group(8)	4,743,482	5.0%
Named Executive Officers and Directors:
Jay Backstrom(9)	912,526	*
Jing Marantz(10)	82,022	*
Mo Qatanani(11)	124,258	*
David Hallal(12)	569,293	*
Srinivas Akkaraju(13)	6,796,533	7.1%
Richard Brudnick(14)	70,388	*
Kristina Burow(15)	2,497,824	2.6%
Jeffrey S. Flier, M.D.(16)	160,602	*
Michael Gilman, Ph.D.(17)	199,547	*
Katie Peng(18)	35,573	*
Joshua Reed(19)	111,100	*
Akshay Vaishnaw, M.D., Ph.D.(20)	161,384	*
All executive officers and directors as a group (16 persons)(21)	12,623,721	13.3%

*
Represents beneficial ownership of less than one percent

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.

(2)
This information is based solely on the information reported on the Schedule 13F filed on February 7, 2025 by BlackRock, Inc. The address of Black Rock, Inc. is 50 Hudson Yards, New York, NY 10001.

(3)
This information is based solely on the information reported on the Schedule 13G/A filed on February 12, 2025 by FMR LLC and Abigail P. Johnson. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The Schedule 13G/A filed on February 12, 2025 by FMR LLC and Abigail P. Johnson reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies, or collectively referred to as the FMR Reporters. Such filing does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998).The address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.

(4)
This information is based solely on the information reported on the Schedule 13G/A filed on February 12, 2025 by Invus Public Equities, L.P. (“Invus Public Equities”), Invus Public Equities Advisors, LLC (“Invus PE Advisors”), Invus Global Management, LLC (“Global Management”), Siren, L.L.C. (“Siren”) and Mr. Raymond Debbane Consists of (i) 9,250,005 shares of common stock and (ii) warrants to purchase up to 1,575,008 shares, with an exercise price of $7.35 per share and expiration of December 31, 2025. Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the Shares held by Invus Public Equities. Global Management, as the managing member of Invus PE Advisors, controls Invus PE Advisors and, accordingly, may be deemed to beneficially own the shares that Invus PE Advisors may be deemed to beneficially own. Siren, as the managing member of Global Management, controls Global Management and, accordingly, may be deemed to beneficially own the shares that Global Management may be deemed to beneficially own. Mr. Raymond Debbane, as the managing member of Siren, controls Siren and, accordingly, may be deemed to beneficially own the shares that Siren may be deemed to beneficially own. The address of Invus Public Equities, Invus PE Advisors, Global Management, and Mr. Raymond Debbane is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address of Siren is c/o The Invus Group, LLC, 750 Lexington Avenue, 30th Floor, New York, NY 10022.

(5)
This information is based in part on the information reported on the Schedule 13G/A filed on February 14, 2025 by Redmile Group, LLC, Jeremy C. Green and RedCo II Master Fund, L.P. Redmile Group, LLC’s beneficial ownership of our common stock is comprised of 4,549,881 shares of common stock owned by certain private investment vehicles managed by Redmile Group, LLC (the “Redmile Funds”), including RedCo II Master Fund, L.P. (“RedCo II”) which directly holds 1,459,415 shares of common stock. The reported securities may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC,Mr. Green and RedCo II each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker (as defined below), Redmile Group, LLC, Jeremy Green and RedCo II may also be deemed to beneficially own 9,355,102 shares of common stock issuable upon exercise of certain Warrants to purchase common stock (the “Warrants”). Pursuant to the terms of the Warrants, a holder may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, to the extent that, after giving effect to the attempted exercise set forth in a notice of exercise, such holder, together with such holder’s affiliates and any other person whose beneficial ownership of common stock would be aggregated with such holder’s for the purposes of Section 13(d) of the Exchange Act and the applicable regulations of the SEC, including any “group” of which such holder is a member, would beneficially own a number of shares of common stock in excess of the Beneficial Ownership Limitation (the “Beneficial Ownership Blocker”). The “Beneficial Ownership Limitation” is 9.99% of the shares of common stock then issued and outstanding, which percentage may be changed at a holder’s election upon 61 days’ notice to us. The 9,885,124 shares of common stock reported as beneficially owned by Redmile Group, LLC, and 6,794,658 shares of common stock beneficially owned by RedCo II, represents 9.9% and 6.9%, respectively, of the outstanding shares of common stock based on (i) 93,614,951 shares of common stock outstanding as of November 7, 2024, plus (ii) 5,335,243 shares of common stock issuable upon exercise of certain of the Warrants, which due to the Beneficial Ownership Limitation is the maximum number of shares that could be issued upon exercise of the Warrants. RedCo II’s beneficial ownership is comprised of 1,459,415 shares of common stock. Subject to the Beneficial Ownership Blocker, RedCo II also beneficially owns 9,355,102 shares of common stock issuable upon exercise of the Warrants directly held by RedCo II. Pursuant to the terms of the Warrants, a holder may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, if the Beneficial Ownership Blocker applies. The shares of common stock reported as beneficially owned by RedCo II represent the shares of common stock held directly by RedCo II and the 5,335,243 shares of common stock that could be issued to RedCo II upon exercise of certain of the Warrants directly held by RedCo II under the Beneficial Ownership Blocker. The 6,794,658 shares of common stock reported as beneficially owned by RedCo II represents 9.99% of the outstanding shares of common stock based on (i) 93,614,951 shares of common stock outstanding as of November 7, 2024, plus (ii) 5,335,243 shares of common stock issuable upon exercise of certain of the Warrants, which due to the Beneficial Ownership Limitation is the maximum number of shares that could be issued upon exercise of the Warrants. The address of Redmile Group and RedCo II is One Letterman Drive, Building D, Suite D3-300, San Francisco, California 94129. The address of Jeremy C. Green is c/o Redmile Group, LLC 45 W. 27th Street, Floor 11, New York, NY, 10001.
(6)
This information is based solely on the information reported on the Schedule 13D filed on October 7, 2024 by Samsara BioCapital, L.P. (“Samsara LP”), Samsara BioCapital GP, LLC (“Samsara GP” and together with Samsara LP, the “Samsara Entities”), and Srinivas Akkaraju. The shares of common stock consist of (i) 5,612,896 shares held by Samsara LP and (ii) 1,064,804 shares issuable upon exercise of warrants held by Samsara LP. Samsara GP is the general partner of Samsara LP and Dr. Akkaraju is the managing member of Samsara GP. Samsara LP, Samsara GP and Dr. Akkaraju share power to direct the voting and disposition of the shares held by Samsara LP and may be deemed to beneficially own the securities held by Samsara LP. The address of Samsara LP, Samsara GP and Mr. Akkaraju is c/ o Samsara BioCapital GP, LLC, 628 Middlefield Road, Palo Alto, CA 94301.

(7)
This information is based in part on the information reported on the Schedule 13F filed on February 14, 2025 by T. Rowe Price Associates, Inc. and includes (i) 9,200,325 shares of common stock that T. Rowe has sole voting and dispositive power over, (ii) 83,095 shares of common stock that T. Rowe shares voting and dispositive power over and (iii) 458,044 warrants to purchase shares of our commons stock subject to a beneficial ownership limitation of 19.99%. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(8)
This information is based solely on the information reported on the Schedule 13F filed on February 11, 2025, by Vanguard Group Inc. The address of Vanguard Group Inc is 100 Vanguard Blvd, Malvern, PA 19355.

(9)
Consists of: (i) 76,277 shares of common stock and (ii) 836,249 shares of common stock underlying options exercisable within 60 days of March 26, 2025.

(10)
Consists of: (i) 12,558 shares of common stock and (ii) 69,464 shares of common stock underlying options exercisable within 60 days of March 26, 2025.

(11)
Consists of: (i) 20,259 shares of common stock and (ii) 103,999 shares of common stock underlying options exercisable within 60 days of March 26, 2025.

(12)
Consists of: (i) 290,595 shares of common stock and (ii) 265,198 shares of common stock underlying options exercisable within 60 days of March 26, 2025, and (iii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(13)
Consists of: (i) shares described in footnote (6) above and (ii) 105,333 shares of common stock underlying options exercisable within 60 days of March 26, 2025, and (iii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025. Srinivas Akkaraju, one of our directors, is a managing member of Samsara GP. Samsara, LP, Samsara GP and Dr. Akkaraju share power to direct the voting and disposition of the shares held by Samsara LP and may be deemed to beneficially own the shares held by Samsara LP.
(14)
Consists of: (i) 56,888 shares of common stock underlying options exercisable within 60 days of March 26, 2025, and (ii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(15)
Based in part on a Form 4 filed by Kristina Burow on December 26, 2023. Consists of: (i) 2,345,711 shares held by ARCH Venture Fund VIII, L.P. (“ARCH VIII”); (ii) 5,339 shares of common stock owned by Ms. Burow; (iii) 133,274 shares of common stock underlying options exercisable within 60 days of March 26, 2025; and (iv) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025. ARCH Venture Partners VIII, L.P. (“GPLP”), as the sole general partner of ARCH VIII, may be deemed to beneficially own the shares held by ARCH VIII. Kristina Burow, one of our directors, is a managing director at ARCH Venture Partners. Ms. Burow owns an interest in GPLPI but does not have voting or investment control over the shares held by ARCH VIII, and disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. ARCH Venture Partners VIII, LLC (“GPLLC”) as the sole general partner of GPLP, may be deemed to beneficially own the shares held by GPLP. The GPLP and GPLLC disclaim beneficial ownership of such securities, except to the extent of any pecuniary interest therein. The address of the fund is 8755 West Higgins Road, Suite 1025, Chicago, Illinois 60631.

(16)
Consists of: (i) 9,013 shares of common stock and (ii) 138,089 shares of common stock underlying options exercisable within 60 days of March 26, 2025 and (iii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(17)
Consists of: (i) 37,459 shares of common stock and (ii) 148,588 shares of common stock underlying options exercisable within 60 days of March 26, 2025 and (iii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(18)
Consists of: (i) 8,680 shares of common stock and (ii) 20,902 shares of common stock underlying options exercisable within 60 days of March 26, 2025 and (iii) 5,991 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(19)
Consists of: (i) 97,600 shares of common stock underlying options exercisable within 60 days of March 26, 2025 and (ii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(20)
Consists of: (i) 9,455 shares of common stock and (ii) 138,429 shares of common stock underlying options exercisable within 60 days of March 26, 2025 and (iii) 13,500 shares of common stock underlying restricted stock units expected to vest within 60 days of March 26, 2025.

(21)
Includes (i) 8,620,445shares of common stock held or beneficially held by executive officers and directors, (ii) options to purchase 2,837,981 shares of common stock exercisable within 60 days of March 26, 2025 held by executive officers and directors and (iii) shares of common stock underlying 113,991 restricted stock units expected to vest within 60 days of March 26, 2025 held by executive officers and directors and (iv) warrants to purchase 1,064,804 shares of common stock exercisable within 60 days of March 26, 2025 held by executive officers and directors.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Scholar Rock’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Scholar Rock’s independent registered public accounting firm, (3) the performance of Scholar Rock’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board of Directors.
Management is responsible for the preparation of Scholar Rock’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Scholar Rock’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Scholar Rock for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements of Scholar Rock be included in Scholar Rock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF SCHOLAR ROCK HOLDING
CORPORATION
Joshua Reed
Richard Brudnick
Katie Peng
April 11, 2025

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal, telephone (857) 259-3860. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 12, 2025. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal.
If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2026 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than January 22, 2026 and no later than February 21, 2026. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026. Stockholder proposals and the required notice should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal.
To comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the Annual Meeting, or March 23, 2026.
OTHER MATTERS
Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCHOLARROCKSignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V67701-P26378 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 01) Srinivas Akkaraju, M.D., Ph.D. 02) Jay T. Backstrom, M.D., M.P.H. 03) Joshua Reed Nominees: NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof. You may attend the annual meeting. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. To elect three Class I directors to our Board of Directors, each to serve until the 2028 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal. SCHOLAR ROCK HOLDING CORPORATION The Board of Directors recommends you vote FOR each of the following director nominees: The Board of Directors recommends you vote FOR proposals 2 and 3: SCAN TO VIEW MATERIALS & VOTE w SCHOLAR ROCK HOLDING CORPORATION 301 BINNEY STREET 3RD FLOOR CAMBRIDGE, MA 02142 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SRRK2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 P.M. Eastern Time on May 21, 2025.

V67702-P26378Important Notice Regarding the Availability of Proxy Materials for the Annual Meetingof Stockholders of Scholar Rock Holding Corporation to be held May 22, 2025:The Notice of Internet Availability, Proxy Statement and Annual Report are available at www.proxyvote.com.YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE.SCHOLAR ROCK HOLDING CORPORATIONAnnual Meeting of StockholdersMay 22, 2025 12:00 PM Eastern TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Jay T. Backstrom and Junlin Ho, or either of them, as proxies, each with the power to appointhis or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, allof the shares of common stock of SCHOLAR ROCK HOLDING CORPORATION that the stockholder(s) is/are entitled to vote atthe Annual Meeting of Stockholders to be held by virtual-only meeting at 12:00 PM, Eastern Time on May 22, 2025 via a livewebcast at www.virtualshareholdermeeting.com/SRRK2025, and any adjournments or postponements thereof. The stockholder(s)acknowledge(s) receipt from the Company prior to the execution of the proxy of a Notice of Annual Meeting of Stockholdersand a Proxy Statement, and revoke(s) any proxy heretofore given with respect to the annual meeting.THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER(S) WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY ISEXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST"FOR" ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3.The votes entitled to be cast by the stockholder(s) will be cast in the discretion of the proxy holder on any othermatter, including a motion to adjourn or postpone the annual meeting to another time and/or place, that may properlycome before the annual meeting or adjournment or postponement thereof.Continued and to be signed on reverse side